UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2003

The Finish Line, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (317) 899-1022

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release issued June 30, 2003

1

ITEM 9.    REGULATION FD DISCLOSURE

On June 30, 2003, the registrant issued a press release, attached as Exhibit 99.1 to this Form 8-K, incorporated herein by reference. The press release disclosed material non-public information regarding the registrant’s earnings results for the quarter ended May 31, 2003.

The information contained in Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operation and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission (the “SEC”) in Release No. 33-8216 issued March 27, 2003. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: June 30, 2003	By:	/s/ Kevin S. Wampler
Senior Vice President – Chief Accounting Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued June 30, 2003

4